THRIVENT SERIES FUND, INC.

Supplement to Prospectus dated April 30, 2008

with respect to

Thrivent Mid Cap Stock Portfolio

The “Portfolio Management” section of the prospectus is amended. The two paragraphs under Thrivent Mid Cap Stock Portfolio are deleted and replaced with the following:

Brian J. Flanagan, CFA has been a portfolio manager of Thrivent Mid Cap Stock Portfolio since 2004. He has been with Thrivent Financial since 1996 and a portfolio manager since 2000.

The date of this Supplement is October 1, 2008

Please include this Supplement with your Prospectus

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